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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              September 24, 2001
                              ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
                                                   --------------

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Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.  Exhibit


99           Press release of Bethlehem Steel Corporation dated September
             24, 2001.




Item 9. Regulation FD Disclosure

         On September 24, 2001, Bethlehem Steel Corporation issued a press release announcing the election of Robert S. Miller, Jr., as chairman and chief executive officer, and a director, effective immediately. The press release is attached as an exhibit to this Form 8-K.

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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           BETHLEHEM STEEL CORPORATION
                                 (Registrant)

                           by:  /s/ L. A. Arnett
                                -------------------------------------
                                L. A. Arnett
                                Vice President and Controller



Date:  September 24, 2001

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                               INDEX TO EXHIBITS



Exhibit No.    Exhibit


99             Press release of Bethlehem Steel Corporation dated September
               24, 2001.